Exhibit 10.4


             PURCHASE AGREEMENT BETWEEN EASTERN POINT ADVISORS, INC.
                       AND DIVIDEND GROWTH ADVISORS, LLC.

Eastern Point Advisors, Inc., a Massachusetts corporation (EPA), and Dividend Growth Advisors, LLC, a South Carolina limited liability company (DGA), agree to the following sale.

EPA agrees to sell to DGA, and DGA agrees to buy from EPA, the following management contract:

Investment Advisory Agreement (the management contract) that Eastern Point Advisors, Inc. currently maintains with the Eastern Point Advisors Funds Trust (the Trust) dated September 23, 1999. (See Exhibit A). DGA's proposed new investment advisory agreement was approved by shareholders at a Special Meeting of Shareholders of the Trust on October 18, 2005 and will take effect the date of this agreement. DGA will take over EPA's role as adviser to the Funds of the Trust.

DGA agrees to honor the existing fund wholesaling agreements in place between EPA/ICC and the broker dealers listed on Exhibit B.

Neither EPA nor DGA shall assume any of the liabilities or obligations of the other that are not specifically detailed in this agreement. The purchase price and additional consideration is reflected below and EPA agrees to assist in the transfer of any ownership rights related to the management contract, if any, as necessary

                             Attachment 1 - Page 1

This is the entire agreement between the parties. It replaces and supersedes any and all oral agreements between the parties, as well as any prior writings. This agreement binds and benefits the heirs, successors and assignees of the parties. This agreement will be governed by and construed in accordance with the laws of the state of Massachusetts.

All notices must be in writing. A notice may be delivered to a party at the address that follows a party's signature or to a new address that a party designates in writing. A notice may be delivered:

      o  in person
      o  by certified mail, or
      o  by overnight courier.

The parties may sign several identical counterparts of this agreement. Any fully signed counterpart shall be treated as an original. This agreement may be modified only by a writing signed by the party against whom such modification is sought to be enforced.

If one party waives any term or provision of this agreement at any time, that waiver will be effective only for the specific instance and specific purpose for which the waiver was given. If either party fails to exercise or delays exercising any of its rights or remedies under this agreement, that party retains the right to enforce that term or provision at a later time.

If any court determines that any provision of this agreement is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this agreement invalid or unenforceable and shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.

                             Attachment 1 - Page 2

SELLER

Eastern Point Advisors, Inc.,
a Massachusetts corporation
230 Broadway
Lynnfield, Massachusetts 01940


Dated: _________________________________________________________________________

By:    _________________________________________________________________________
       Timothy B. Murphy
       President, Eastern Point Advisors, Inc.



BUYER

Dividend Growth Advisors, LLC,
a South Carolina limited liability company
108 Traders Cross
Suite 105
Bluffton, South Carolina 29910

Dated: _________________________________________________________________________

By:    _________________________________________________________________________
       C. Troy Shaver, Jr.
       President, Dividend Growth Advisors, LLC

                             Attachment 1 - Page 3

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

      This Investment Advisory Agreement made as of the 23rd day of September, 1999, by and between Investors Capital Funds, a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in Schedule A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and Eastern Point Advisors, Inc. a Massachusetts Corporation (hereinafter called the "Advisor").

      WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and
      WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended;

      WHEREAS, the Trust desires to retain the Advisor to render investment advisory services to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor is interested in furnishing said services;
      NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Appointment. The Trust hereby appoints the Advisor to act as investment advisor to the Funds for the period and on the terms and subject to the conditions set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A that shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

      2. Investment Advisory Services: Subject to the supervision of the Trust's Trustees (the "Trustees"), the Advisor shall provide a continuous investment program for each of the Funds, including investment, research and management with respect to all securities and investments and cash equivalents in the Funds. The Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Advisor shall provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in such Fund's most current Prospectus and

                                       A-1

================================================================================

Statement of Additional Information, including all amendments or supplements thereto, and in such resolutions of the Trustees as may be adopted from time to time. The Advisor further agrees that it:

                             Attachment 1 - Page 4

     (a) will use the same skill and care in providing such services as it uses in providing services to ( any fiduciary accounts for which it has investment responsibilities;


     (b) will conform with all applicable rules and regulations of the U.S. Securities and Exchange Commission (the "Commission") and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Advisor;


     (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, including the Advisor. In placing orders with brokers and dealers, the Advisor will attempt to obtain and is hereby directed to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Advisor with brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934). Subject to the review of the Trustees from time to time with respect to the extent and continuation of this policy, the Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the accounts as to which it exercises investment discretion. On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in

                                       A-2

================================================================================

          the transaction, will be made by the Advisor in the manner it considers to be the most equitable tnd consistent with its fiduciary obligations to the Funds and to such other clients. In placing arders with the Advisor for the Trust, the Advisor will comply with the procedures adopted by ohe Trust pursuant to Rule 17e-1 under the 1940 Act. t


    (d) will maintain, or cause the Custodian to maintain, all books and records with respect to the ( securities transactions executed for the Funds; and


     (e) will furnish the Trust's Board of Trustees such periodic and special reports with respect to ( each Fund's investment activities as the Trustees may reasonably request; and

                             Attachment 1 - Page 5

     (f) will advise and assist the officers of the Trust in taking such actions as may be necessary or ( appropriate to carry out the decisions of the Trustees and of the appropriate committees of the Trustees regarding the conduct of the business of the Funds.

      3. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in performing its services under this Agreement. The Advisor shall not be liable for any expenses of the Trust, including without limitation (a) its interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Trust and (c) custodian fees and expenses.

      4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Advisor and the Advisor will accept as full compensation therefor a fee set forth on Schedule A hereto. The obligation to pay the fee to the Advisor will begin as of the respective dates of the initial sale of shares in the Funds, including any shares sold or exchanged in connection with a merger, consolidation or reorganization involving one or more of the Funds. Such fee shall be paid monthly based upon each respective Fund's average daily net assets calculated in the manner provided in the Prospectus and Statement of Additional Information then in effect.

      The fee shall be accrued daily by each Fund and paid to the Advisor within five (5) business days after the end of each calendar month. If this Agreement is terminated before the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect and shall be payable within ten (10) days after the date of termination.

                                       A-3

================================================================================

      5. Limitation of Liability. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

      6. Duration and Termination. This Agreement shall become effective at the time the Trust's initial Registration Statement under the Securities Act of 1933 with respect to the shares of the Trust is declared effective by the Commission and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for successive one year periods so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund, and (ii) the vote of a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

      Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Advisor. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed to the other party at the principal office of such party.

      As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.

      7. Advisor's Representations. The Advisor hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations.

                             Attachment 1 - Page 6

      8. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      9. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any

                                       A-4

================================================================================
provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                      INVESTORS CAPITAL FUNDS


                                      By:  /S/    THEODORE E. CHARLES
                                           -------------------------------------

                                      Name:  Theodore E. Charles

                                      Title: President



                                      EASTERN POINT ADVISORS, INC.


                                      By:  /S/    TIMOTHY B. MURPHY
                                           -------------------------------------

                                      Name:  Timothy B. Murphy

                                      Title: President

                                       A-5

================================================================================

                             Attachment 1 - Page 7

                          INVESTMENT ADVISORY AGREEMENT
                                     between
                       EASTERN POINT ADVISORS FUNDS TRUST
                                       and
                          EASTERN POINT ADVISORS, INC.


Name of Fund                                    Compensation*

----------------                                ------------------

Eastern Point Advisors Twenty Fund
                                                1.50% of the average daily net
                                                assets of the Fund


Rising Dividend Growth Fund
                                                .75% of the average daily net
                                                assets of the Fund

----------------

*  all fees are computed and paid monthly



                                              EASTERN POINT ADVISORS FUNDS TRUST


                                              By: /S/ THEODORE E. CHARLES
                                                  ------------------------------

                                              Name:  Theodore E. Charles

                                              Title: Chairman/CEO




                                              EASTERN POINT ADVISORS, INC.


                                              By: /S/ TIMOTHY B. MURPHY
                                                  ------------------------------

                                              Name:  Timothy B. Murphy

                                              Title: President

                             Attachment 1 - Page 8

                                    Exhibit B


This attachment is made by Dividend Growth Advisors, LLC, a South Carolina limited liability company (Buyer), and Eastern Point Advisors, Inc., a Massachusetts corporation (Seller).

Payment and Installment Schedule
DGA will pay Eastern Point Advisors affiliate, Investors Capital Corporation
(ICC), the full dealer reallowance on the sales charges for A shares of the Trust's funds ICC sells.

DGA will pay ICC 10 basis points (.10%) on ICC raised assets at the time of sale for a period of three years, commencing on the date of this agreement. This fee will be paid on the last day of each quarter (every three months) with the initial payment due on the last day of the quarter in which the attached Purchase Agreement is signed.

DGA agrees to issue a promissory note to Eastern Point Advisors in the amount of $747,617.00 The parties agree that the total amount of reimbursement recoverable by EPA is the sum of all fees previously waived or remitted by EPA to a Fund during any of the previous three years, less any reimbursement previously paid by a Fund to EPA with respect to any waivers, reductions, and payments made with respect to a Fund plus any other agreed to unreimbursed expenses.

                             Attachment 1 - Page 9

The parties agree to execute the promissory note immediately following the execution of this agreement. The note is attached as Exhibit C. The pertinent terms of the note provide for a sixty-month term of interest only payments due on the last day of each quarter (every three months) at an annualized rate of 5.5% on the total outstanding principal. The full outstanding principal amount will be paid by DGA in one balloon payment due in full on the last day of October, 2010. There is no penalty for pre-payment of principal or interest.

DGA agrees to honor the existing fund wholesaling agreements in place between EPA/ICC and the broker dealers listed below:

      Investors Capital Corp.
      Advisory Financial Consultants
      American Portfolios
      Ameritas
      Atlantic Securities
      Cadaret Grant
      CBIZ Financial Solutions- Formerly BGS&G
      Concord Equity
      Buckman, Buckman &
      Cambridge Investment Research
      Capital Analysts
      Capitol Securities
      Clary Financial Planning Corporation
      Commonwealth Securities
      Compass Securities
      Community Bank - only for mutual funds, Dividend Growth Advisors does SMA Delta Equities
      Eagle Equities
      ePlanning Securities
      Essex Securities
      Fairport Capital
      Financial Services of New England
      Global Brokerage
      House of Securities
      H&R Block
      HD Vest
      Infinex
      Investor Strategies
      Jacques Financial

                             Attachment 1 - Page 10

      Johnston, Lemon & Co.
      Lombard Securities
      Medallion Group
      Mass Mutual - only for mutual funds, Dividend Growth Advisors does SMA Maine Securities
      Montauk Securities
      Moors& Cabot
      Mutual Service Corp
      Newbridge Securities
      Next Financial
      Northeast Securities
      Prime Capital
      Princor
      PSA Equities
      Questar
      Sammons Securities
      Scott & Stringfellow
      Sigma Securities
      Spectrum Securities
      Sterne Agee & Leach
      Westminster Financial
      WH Colson Securities
      United Planners
      Wall Street Financial

END OF EXHIBIT B

                             Attachment 1 - Page 11

                                    EXHIBIT C

                                 Promissory Note


1. Names

Borrower:

     Dividend Growth Advisors, LLC, a South Carolina limited liability company 108 Traders Cross
     Suite 105
     Bluffton, South Carolina 29910

Lender:

     Eastern Point Advisors, Inc., a Massachusetts corporation
     230 Broadway
     Lynnfield, Massachusetts 01940


2. Promise to Pay

For value received, Borrower promises to pay Lender or its successors or assigns $747,617.00 and interest at the yearly rate of 5.5% on the unpaid balance as specified below.


3. Interest Payments Borrower will pay interest as follows:

Quarterly, on the 15th day of January, April, July and October, beginning January 15, 2006. The amount of each quarterly interest payment will be $10,279.73, except that the initial payment due on January 15, 2006 is $9,913.60, reflecting 88 days of interest at a daily rate $112.65.


4. Principal Payment

Borrower will pay the principal in full on or before October 31, 2010, together with any accrued interest.

                             Attachment 1 - Page 12

5. Prepayment

Borrower may prepay all or any part of the principal at any time without penalty.


6. Loan Acceleration

If Borrower is more than 60 days late in making any payment, Lender may declare that the entire balance of unpaid principal is due immediately, together with the interest that has accrued.


7. Security

Should the borrower fail to perform to the terms of this note it agrees to assign its rights to its management contract with Eastern Point Advisors Funds Trust (or its successors or assigns) back to Eastern Point Advisors Inc. (or its successors or assigns), such assignment being subject to shareholder approval.


8. Collection Costs

If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender's costs and lawyer's fees in an amount the court finds to be reasonable.


9. Entire Agreement

This is the entire agreement between the parties. It replaces and supersedes any and all oral agreements between the parties, as well as any prior writings.


10. Successors and Assignees

This agreement binds and benefits the heirs, successors and assignees of the parties.


11. Notices

All notices must be in writing. A notice may be delivered to a party at the address that follows a party's signature or to a new address that a party designates in writing. A notice may be delivered:

      o  in person
      o  by certified mail, or
      o  by overnight courier.

                             Attachment 1 - Page 13

12. Governing Law

This agreement will be governed by and construed in accordance with the laws of the state of Massachusetts.


13. Modification

This agreement may be modified only by a writing signed by the party against whom such modification is sought to be enforced.


14. Waiver

If one party waives any term or provision of this agreement at any time, that waiver will be effective only for the specific instance and specific purpose for which the waiver was given. If either party fails to exercise or delays exercising any of its rights or remedies under this agreement, that party retains the right to enforce that term or provision at a later time.


15. Severability

If any court determines that any provision of this agreement is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this agreement invalid or unenforceable and such provision shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.


16. Disputes

If a dispute arises, the parties will try in good faith to settle it through mediation conducted by a mediator to be mutually selected. The parties will share the costs of the mediator equally. Each party will cooperate fully and fairly with the mediator and will attempt to reach a mutually satisfactory compromise to the dispute. If the dispute is not resolved within 30 days after it is referred to the mediator, it will be arbitrated by an arbitrator to be mutually selected. Judgment on the arbitration award may be entered in any court that has jurisdiction over the matter. Costs of arbitration, including lawyers' fees, will be allocated by the arbitrator.

                             Attachment 1 - Page 14

BORROWER

Dividend Growth Advisors, LLC,
a South Carolina limited liability company
108 Traders Cross
Suite 105
Bluffton, South Carolina 29910


Dated: October 24, 2005
      __________________________________________________________________________

By:   /s/ C. Troy Shaver, Jr.
      __________________________________________________________________________
      C. Troy Shaver, Jr.
      President, Dividend Growth Advisors, LLC

                             Attachment 1 - Page 15